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                                                                    Exhibit 99

                         NATIONSBANK, N.A
       MONTHLY SERVICING REPORT -- BOATMEN'S AUTO TRUST 1995-A
              OCTOBER 1, 1997 THROUGH OCTOBER 31, 1997




A. ORIGINAL DEAL PARAMETER INPUTS
---------------------------------
(A) Total Portfolio Balance                              						$303,441,223.00
(B) Class A-1 Notes
    (i)   Class A-1 Notes Percentage	                              					28.11%
    (ii)  Class A-1 Notes Balance				                         		$85,300,000.00
    (iii) Class A-1 Notes Rate				                                   		5.7725%
(C) Class A-2 Notes
    (i)   Class A-2 Notes Percentage                              						34.41%
    (ii)  Class A-2 Notes Balance						                        $104,427,000.00
    (iii) Class A-2 Notes Rate	                                     					5.90%
(D) Class A-3 Notes
    (i)   Class A-3 Notes Percentage	                              					33.47%
    (ii)  Class A-3 Notes Balance			                        			$101,576,574.00
    (iii) Class A-3 Notes Rate		                                     				6.10%
(E) Class B Certificates
    (i)   Class B Certificates Percentage		                          				4.00%
    (ii)  Class B Certificates Balance			                    			$12,137,649.00
    (iii) Class B Certificates Rate			                                			6.35%
(F) Servicing Fee Rate					                                             	1.00%
(G) Weighted Average Coupon (WAC)	                                  					8.51%
(H) Weighted Average Original Maturity (WAOM)		             				54.09 		months
(I) Weighted Average Remaining Maturity (WAM)			             			42.79 		months
(J) Number of Receivables		                                         				32,378
(K) Reserve Account
    (i)   Reserve Account Initial Deposit Percentage					               	2.00%
    (ii)  Reserve Account Initial Deposit					                  	$6,068,825.00
    (iii) Specified Reserve Account Balance (K(iii)(c) if
           1.25% loss and delinq triggers hit - otherwise
           greater of K(iii)(a or b))
          (a) Percent of Initial Pool Balance	                      					2.00%
          (b) Percent of Remaining Pool Balance		                    				3.25%
          (c) Trigger Percent of Remaining Pool Balance					            	6.00%

B. INPUTS FROM PREVIOUS MONTHLY SERVICER REPORTS
------------------------------------------------
(A) Total Portfolio Balance			                               			$72,729,732.71
(B) Total Note and Certificate Pool Factor					                     	0.2396831
(C) Class A-1 Notes
    (i)  Class A-1 Notes Balance		                                   				$0.00
    (ii) Class A-1 Notes Pool Factor	                           					0.0000000
(D) Class A-2 Notes
    (i)  Class A-2 Notes Balance			                                   			$0.00
    (ii) Class A-2 Notes Pool Factor					                           	0.0000000
(E) Class A-3 Notes
    (i)  Class A-3 Notes Balance					                          	$60,592,083.71
    (ii) Class A-3 Notes Pool Factor			                           			0.5965163
(F) Class B Certificates
    (i)  Class B Certificates Balance	                     					$12,137,649.00
    (ii) Class B Certificates Pool Factor		                      				1.0000000
(G) Reserve Account Balance		                                				$6,068,824.46
(H) Cumulative Net Losses for All Prior Periods				             		1,689,446.06
(I) Net Loss Ratio for Second Preceding Period				                     		0.42%
(J) Net Loss Ratio for Preceding Period	                            					0.57%
(K) Delinquency Ratio for Second Preceding Period	                  					0.97%
(L) Delinquency Ratio for Preceding Period				                         		1.00%
(M) Weighted Average Coupon (WAC)			                                  			8.59%
(N) Weighted Average Remaining Maturity (WAM)			             			24.42 		months
(O) Number of Receivables			                                         			13,810

C. INPUTS FROM THE MAINFRAME
----------------------------

(A) Simple Interest Receivables Principal
    (i)   Principal Collections				                            		$5,455,315.18
    (ii)  Not Used			                                                  			0.00
    (iii) Repurchased Loan Proceeds Related to Principal            						0.00
    (iv) Other Refunds Related to Principal	                         					0.00
(B) Simple Interest Receivables Interest
    (i)   Interest Collections					                                	528,781.55
    (ii)  Repurchased Loan Proceeds Related to Interest             						0.00
(C) Weighted Average Coupon (WAC)			                                  			8.60%
(D) Weighted Average Remaining Maturity (WAM)			             			23.70 		months
(E) Remaining Number of Receivables			                               			13,121
(F) Delinquent Receivables
                             	  	Dollar Amount 	         	#  Units
                                 -------------            --------
    (i)  30-59 Days Delinquent	      1,502,019    	2.23%     	 266     		2.03%
    (ii)  60-89 Days Delinquent			   	 437,961    	0.65%  	     87 	    	0.66%
    (iii) 90 Days or More Delinquent		 267,815    	0.40%       	47      	0.36%

(G) Repossessions
                             				Dollar Amount          		#  Units
                                 -------------            --------
                                   				180,349    	0.27%       	27     		0.21%


D. INPUTS DERIVED FROM OTHER SOURCES
------------------------------------

(A) Reserve Account Investment Income 			                        			$28,402.73
(B) Aggregate Net Losses before Liquidation Proceeds and
     Recoveries for Collection Period				                          		30,257.72
(C) Liquidated Receivables Information
    (i)   Not Used				                                                  		0.00
    (ii)  Not Used	                                                  					0.00
    (iii) Recoveries on Previously Liquidated Contracts			        			28,141.22
(D) Aggregate Net Losses for Collection Period		                  				2,116.50
(E) Actual Number of Days in Interest Period		                       				33.00


I. COLLECTIONS
--------------
Interest:
(A) Interest Collections		                                      			$528,781.55
(B) Not Used			                                                        			0.00
(C) Repurchased Loan Proceeds Related to Interest	                   					0.00
(D) Recoveries from Prior Month Charge Offs			                    			28,141.22
(E) Investment Earnings from the Reserve Account			               			28,402.73
(F) Total Interest Collections			                                			585,325.50

Principal:
(G) Principal Payments Received				                            		$5,455,315.18
(H) Not Used	                                                        					0.00
(I) Repurchased Loan Proceeds Related to Principal			                  			0.00
(J) Other Refunds Related to Principal		                              				0.00
(K) Total Principal Collections		                             				5,455,315.18

(L) Total Collections			                                      			$6,040,640.68


II. DISTRIBUTIONS                                        								Per $1,000 of
----------------- 					 		                                   	Original Balance
                                                             -----------------
(A) Total Interest Collections            					 	$585,325.50
(B) Servicing Fee 		                           			$60,608.11            		0.20

Interest                                                 								Per $1,000 of
(C) Class A-1 Notes Monthly Interest							                  	Original Balance
                                                             -----------------
    (i)   Class A-1 Notes Monthly Interest Due		   				$0.00 	              	0
    (ii)  Class A-1 Notes Monthly Interest Paid
          (after reserve fund draw)		               				0.00 	              	0
                                                    --------
    (iii) Class A-1 Notes Monthly Interest Shortfall
          (after reserve fund draw)	             				 	$0.00 		              0
(D) Class A-2 Notes Monthly Interest
    (i)   Class A-2 Notes Monthly Interest Due   						$0.00               		0
    (ii)  Class A-2 Notes Monthly Interest Paid
          (after reserve fund draw)		               				0.00               		0
                                                    --------
    (iii) Class A-2 Notes Monthly Interest Shortfall
          (after reserve fund draw)	             				 	$0.00               		0
(E) Class A-3 Notes Monthly Interest
    (i)   Class A-3 Notes Monthly Interest Due			$308,009.76     		3.032291273
    (ii)  Class A-3 Notes Monthly Interest Paid
          (after reserve fund draw)		         				308,009.76     		3.032291273
                                                 -----------
    (iii) Class A-3 Notes Monthly Interest
          Shortfall (after reserve fund draw)	    					$0.00               		0
(F) Class B Certificates Monthly Interest
    (i)   Class B Certificates Monthly Interest
          Due                                    	$64,228.39     		5.291666667
    (ii)  Class B Certificates Monthly Interest
          Paid (after reserve fund draw)	     					64,228.39 		    5.291666667
                                                  ----------
    (iii) Class B Certificates Monthly Interest
          Shortfall (after reserve fund draw)    						$0.00               		0
(G) Total Note and Certificate Interest Paid
     (after reserve fund draw)		             				$372,238.15
(H) Excess Interest				                        		$152,479.24

Principal
(I) Total Principal Collections					          	$5,455,315.18
(J) Draw on Reserve Fund for realized losses 						30,257.72
(K) Total Amount Available for Principal
    Distribution 					                        	$5,485,572.90   		Per $1,000 of
(L) Class A-1 Notes Monthly Principal							                 	Original Balance
                                                             -----------------
    (i)   Class A-1 Notes Monthly Principal Due						   0.00               		0
    (ii)  Class A-1 Notes Monthly Principal Paid
          (after reserve fund draw)		               				0.00               		0
                                                    --------
    (iii) Class A-1 Notes Monthly Principal
          Shortfall (after reserve fund draw)     						0.00               		0
(M) Class A-2 Notes Monthly Principal
    (i)   Class A-2 Notes Monthly Principal Due   						0.00               		0
    (ii)  Class A-2 Notes Monthly Principal Paid
          (after reserve fund draw)		               				0.00               		0
                                                    --------
    (iii) Class A-2 Notes Monthly Principal Shortfall
          (after reserve fund draw)               						0.00               		0
(N) Class A-3 Notes Monthly Principal
    (i)   Class A-3 Notes Monthly Principal Due	5,485,572.90     		54.00431107
    (ii)  Class A-3 Notes Monthly Principal
          Paid (after reserve fund draw)		  				5,485,572.90     		54.00431107
                                                ------------
    (iii) Class A-3 Notes Monthly PrIncipal
          Shortfall (after reserve fund draw)      					0.00               		0
(O) Class B Certificates Monthly Principal
    (i)   Class B Certificates Monthly Principal Due				0.00               		0
    (ii)  Class B Certificates Monthly Principal Paid
          (after reserve fund draw)	                				0.00               		0
                                                     -------
    (iii) Class B Certificates Monthly Principal
          Shortfall (after reserve fund draw)				     		0.00 	              	0
(P) Total Note and Certificate Principal Paid			5,485,572.90
(Q) Total Distributions						                   5,918,419.16
(R) Excess Servicing Releases from Reserve
    Account to Servicer				                     		122,221.52
(S) Amount of Draw from Reserve Account					      	30,257.72
(T) Draw from Reserve Account plus Total
    Available Amount					                      	6,070,898.40

III. POOL BALANCES AND PORTFOLIO INFORMATION
--------------------------------------------
                                              				Beginning	          	End
                                             			 	of Period	       	of Period
                                               -------------      ------------
(A) Balances and Principal Factors
    (i)    Total Portfolio Balance	        			$72,729,732.71 	 	$67,244,159.81
    (ii)   Total Note and Certificate Pool Factor		0.2396831       		0.2216052
    (iii)  Class A-1 Notes Balance                  				0.00 	           	0.00
    (iv)   Class A-1 Notes Pool Factor	         			0.0000000       		0.0000000
    (v)    Class A-2 Notes Balance				                  0.00 	           	0.00
    (vi)   Class A-2 Notes Pool Factor	         			0.0000000       		0.0000000
    (vii)  Class A-3 Notes Balance		         		60,592,083.71   		55,106,510.81
    (viii) Class A-3 Notes Pool Factor			         	0.5965163 	      	0.5425120
    (ix)   Class B Certificates Balance		    		12,137,649.00 	  	12,137,649.00
    (x)    Class B Certificate Pool Factor				     1.0000000 	      	1.0000000
(B) Portfolio Information
    (i)   Weighted Average Coupon (WAC)		            		8.59%		           8.60%
    (ii)  Weighted Average Remaining Maturity
         (WAM) 	                            			24.42 	months	   23.70 		months
    (iii) Remaining Number of Receivables         				13,810 	         	13,121
    (iv)  Portfolio Receivable Balance	    			$72,729,732.71 	 	$67,244,159.81

IV. RECONCILIATION OF RESERVE ACCOUNT
-------------------------------------

(A) Beginning Reserve Account Balance	                    							$6,068,824.46
(B) Draw for Realized losses						                                 		30,257.72
(C) Draw for Servicing Fee			                                        					0.00
(D) Draw for Class A-1 Notes Interest Amount					                      			0.00
(E) Draw for Class A-2 Notes Interest Amount					                      			0.00
(F) Draw for Class A-3 Notes Interest Amount					                      			0.00
(G) Draw for Class B Certificates Interest Amount			                      0.00
(H) Total Draw for Losses, Servicing, Notes and Certificates						 		30,257.72
(I) Excess Interest				                                         				152,479.24
(J) Reserve Account Balance Prior to Release				              				6,191,045.98
(K) Reserve Account Required Amount							                       	6,068,824.46

(L) Final Reserve Account Required Amount			                 					6,068,824.46

(M) Reserve Account Release to Servicer				                     				122,221.52

(N) Ending Reserve Account Balance			                         				6,068,824.46

V. NET LOSS AND DELINQUENCY ACCOUNT ACTIVITY
--------------------------------------------

(A) Aggregate Net Losses before Liquidation Proceeds and
    Recoveries for Collection Period	                         						$30,257.72
(B) Liquidated Contracts
    (i)   Not Used			                                                					0.00
    (ii)  Not Used					                                                			0.00
    (iii) Recoveries on Previously Liquidated Contracts					      			28,141.22
(C) Aggregate Net Losses for Collection Period							                	2,116.50
(D) Net Loss Ratio for Collection Period (annualized)						            		0.04%
(E) Cumulative Net Losses for all Periods							                 	1,691,562.56
(F) Delinquent Receivables
                                			Dollar Amount         	 	#  Units
                                   -------------            --------
    (i)  30-59 Days Delinquent		     		1,502,019    	2.23%  	    266 	  	2.03%
    (ii)  60-89 Days Delinquent			      	437,961    	0.65%	       87 	  	0.66%
    (iii) 90 Days or More Delinquent	 			267,815    	0.40%	       47 	  	0.36%

(G) Repossessions
                               				Dollar Amount          		#  Units
                                   -------------            --------
                                     				180,349    	0.27%	       27   		0.21%

VI. TESTS FOR INCREASE IN SPECIFIED RESERVE ACCOUNT BALANCE
-----------------------------------------------------------

(A) Ratio of Net Losses to the Average Pool Balance
    (i) Second Preceding Collection Period							                       	0.42%
    (ii) Preceding Collection Period						                             		0.57%
    (iii) Current Collection Period				                              				0.04%
    (iv) Three Month Average (Avg(i,ii,iii))							                     	0.34%

(B) Ratio of Balance of Contracts Delinquent 60 Days or More
    to the Outstanding Balance of Receivables.
    (i) Second Preceding Collection Period							                       	0.97%
    (ii) Preceding Collection Period					                             			1.00%
    (iii) Current Collection Period					                              			1.05%
    (iv) Three Month Average (Avg(i,ii,iii))							                     	1.01%

(C) Loss and Delinquency Trigger Indicator							         	Trigger was not hit




The undersigned officers of NationsBank, N.A., as servicer, pursuant to the
Sale and Servicing Agreement	hereby certify to the best of their knowledge and
belief that the above information is true and correct.


\s\ Carolyn F. Geiger			         		\s\ Leslie J. Fitzpatrick
---------------------              -------------------------
Carolyn F. Geiger		             			Leslie J. Fitzpatrick
Vice President 			               		Senior Vice President

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